Deconsolidation of ICinit	6 Months Ended
Jun. 30, 2022
Deconsolidation of VIDA and ICinit [Abstract]
Deconsolidation of ICinit

Note 5 — Deconsolidation of ICinit

On October 1, 2021, the Company’s board approved the equity transfer agreement between WiMi HK and Lucky Monkey Holding Limited, pursuant to which WiMi Cayman transferred 2% of the issued share capital of ICinit for a consideration of HKD 50,000, approximately RMB 41,000 (USD 6,000), to streamline its operating subsidiaries in the semiconductor segment. The sale resulted in a loss of control of the subsidiaries while the Company retained 49% noncontrolling interest in ICinit. The Company’s decision to divest ICinit is to improve the operating results of the Company’s semiconductor segment.

The fair value of the operations of ICinit, determined as of October 1, 2021, included the estimated consideration received, less costs to sell. Gain from sales of this transaction is as follows:

	RMB	USD
Consideration receivable	40,975	6,427
Fair value of retained noncontrolling interest (49%)	1,003,886	157,455
Carrying value of noncontrolling interest	1,426,158	223,687
	2,471,019	387,568
Less: ICinit’s book value	(3,361,955)	(527,308)
Exchange rate difference	(10,590)	—
Loss on deconsolidation	(901,526)	(139,739)

Net loss on revaluation of retained interest amounted to RMB 410,337 (USD 63,603).

As result of deconsolidation, the Company recognized RMB 27,589,530 (USD 4,327,294) of related party receivable from ICinit, which was previously eliminated in consolidation. The balance was repaid to the Company on May 7, 2022.

On June 1, 2022, the Company signed equity transfer agreement to transfer additional 30% interest in ICinit to ICinit’s other shareholders for HKD 3,050,000, which was approximately RMB 2.6 million (USD 0.4 million). The consideration was received in July 2022.